EXHIBIT 10.2
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10/1/98


     THIS LEASE, made the 22nd day of October, 1998, by and between LAWRENCEVILLE ASSOCIATES, a New Jersey partnership, c/o Edward Wasser, Partner, having an address at P.0. Box 576, Somerville, New Jersey 08876 (hereinafter called the "Landlord") and VILLAGE FINANCIAL CORPORATION, having an address of P.O. Box 6554, Lawrenceville, New Jersey 08648 (hereinafter called the "Tenant");

                              W I T N E S S E T H :

     The Landlord and Tenant, in consideration of the mutual covenants and conditions set forth herein do hereby agree as follows:

     1. Leased Premises. Landlord hereby leases to Tenant and Tenant hereby leases from the Landlord, subject to the terms and conditions of this Lease, the following space: approximately 3,612 gross square feet of interior space and a canopy consisting of approximately three hundred forty (340) gross square feet in Building 1 ("Building") of two buildings ("Complex") to be constructed by the Landlord in Village Square Plaza, located in Block 49, Lot 37 (more commonly known as Quakerbridge Road) in the County of Mercer, Township of Lawrence and State of New Jersey, which space is more particularly described and cross-hatched upon the plan attached hereto as Exhibit A and made a part hereof ("Leased Premises" or "Premises"), together with the right to use in common with other tenants of the Building and the Complex, their invitees, customers and employees, those areas of the common facilities as hereinafter defined and together with the right to exclusively use those parking spaces designated as exclusive spaces of Tenant set forth in Exhibit B attached hereto and made a part hereof. The terms "rentable" and "useable" shall have the meanings set forth in Exhibit F.

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     2. Term. The initial term of this Lease ("Initial  Term") shall be for five
(5) years commencing June 1, 2000. The preliminary term of this Lease ("Preliminary Term") shall commence on the date of this Lease and shall expire on the day preceding the Commencement Date. The Preliminary Term and the Initial Term are collectively referred to as the "Term."

     3. Use and Occupancy.

         (a) The Leased Premises, or any part thereof, shall not be used by anyone except Tenant, its invitees, customers and employees and shall be used or permitted to be used for no use other than a bank or other business activity in the financial services field, which Tenant or any parent company, affiliate/or subsidiary of Tenant or Tenant's parent company is permitted to offer.

         (b) (i) Landlord covenants and agrees with Tenant that Landlord shall not lease or permit any other portion of the Building described in Paragraph 1, or to the extent controlled by Landlord or an entity or entities affiliated with Landlord elsewhere in the commercial complex (the "Complex") of which the Building is a part (or to consent to or permit or suffer the sublease of such space or the assignment of any lease pertaining to such space) to any other financial institution (as such term is defined in Exhibit H attached to and made a part of this Addendum and this Lease) for use as a branch banking facility or consumer or commercial lending facility (including, without limitation, a loan production office or a facility any function of which is a loan production office, whether or not designated as such). (ii) Without the prior written consent of Tenant, Landlord shall not lease any space in the Building (or consent to or knowingly permit the sublease of such space or the assignment of any lease pertaining to such space) for the following purposes: (a) Any

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governmental  entity for use as criminal,  juvenile,  family or divorce  courts,
prosecutor's   offices,   public  defenders  offices,   probation   departments,
work-release programs or offices for any types of public welfare assistance; (b) massage parlor; (c) adult book store selling any pornographic material; (d) spa, health, physical fitness or exercise salon; (e) manufacturing of any kind; (f) the business of barbering, hairdressing or manicuring; (g) the business of boot blackening; (h) the business of sending or receiving telegrams or cables; (i) an auction of any kind; (j) laundromat; (k) any establishment dispensing alcoholic beverages (except as set forth in subparagraph (iii) below); and (l) any establishment involved in the treatment or diagnosis of medical, dental or psychiatric illnesses, except as set forth in subparagraph (ii) above and in subparagraph (iii) below, Landlord may lease other space in the Complex, without the prior consent of Tenant, to any tenant operating a business or establishment in accordance with the uses permitted by the applicable municipal zoning ordinance.

         (iii) Landlord shall be permitted to lease space in the Complex to a business establishment involved in the preparation, dispensation or consumption of food and beverages, as long as a separate HVAC system services the premises. In addition, no live entertainment except for incidental music shall be permitted on the premises. If such an establishment occupies any portion of the Complex as a tenant, Landlord agrees to take sole responsibility to insure that such establishment will be operated in a manner such that malodorous fumes shall not become a nuisance to Tenant, (c) Landlord hereby assigns twenty (20) designated parking spaces in the Building's parking lot ("the General Parking Area"), as set forth in Exhibit B attached hereto, for the exclusive use of Tenant, and Tenant's employees and business invitees. Landlord shall

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provide the appropriate  painted  markings on each parking space indicating that the spaces are provide the appropriate painted marking reserved for Tenant, the use of parking spaces assigned to Tenant shall be subject to such reasonable rules and regulations as may be established by Landlord and of which Tenant is notified in advance in writing, including all signs and notices posted by Landlord in the parking area or roadways leading thereto. In addition, Tenant shall also have the right to use all undesignated parking spaces in common with all other tenants, their employees and business invitees.

         (d) Intentionally Omitted.

         (e) Intentionally Omitted.

         4. Basic Rent, Additional Rent.

         (a) The Tenant shall pre-pay through December 31, 1999 and monthly thereafter until May 31, 2000, as its basic rent during the preliminary term, a sum equal to one- half of the rent owed by Summit Bank, including increases, pursuant to a Lease between the Landlord and United Jersey Bank/Central N.A., dated November 21, 1989. Commencing June 1, 2000, the Tenant shall pay $67,056.00 per year based on $18.00 per square foot on the 3,612 gross square feet of interior space and the sum of $6.00 per square foot on the 340 gross square feet of canopy space (hereinafter referred to as "Rent" or "Basic Rent") payable in advance to Landlord in equal monthly installments on the first day of each calendar month during the term. Basic Rent for any period of less than one month shall be apportioned based on the number of days in that month. For purposes of this Lease, the term "Basic Rent" shall be deemed to be the rent paid during the initial one (1) year period of this Lease, or the rent paid in any succeeding one (1) year period as the same may be hereinafter adjusted in accordance with subparagraph (b)(i) below. Commencing June 1, 2001, the rent shall

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be  increased  to $19.00 per square foot of interior  space and $6.33 per square foot of canopy space. Upon termination, the Landlord shall keep all monies paid during the preliminary term and neither party shall have any further liability to the other.

         (b) Tenant agrees to pay to Landlord during each successive one (1) year period of the Initial Term of this Lease (and for each year of any renewal term if Tenant exercises its option to extend the Initial Term as set forth in Paragraph 24 of this Lease) Basic Rent as provided in subparagraph (a) for the immediately preceding one (1) year period, all additional rent and any other impositions or charges due under this Lease, plus an adjustment in the Basic Rent equal to four (4%) percent of Basic Rent. (c) Tenant shall pay Basic Rent and any additional rent ("Additional Rent") as hereinafter provided to Landlord at Landlord's above stated address of or at such other place as Landlord may designate in writing, without demand and without any abatement, counterclaim, deduction or setoff whatsoever except as provided herein, (Basic Rent and Additional Rent are sometimes hereinafter collectively referred to as "Rent") Any demand, voucher or invoice from Landlord to Tenant for the payment of Additional Rent claimed to be due from Tenant under the terms of this Lease shall include such information and documentation as is reasonably necessary for Tenant to verify the amounts so claimed. 5. Commencement of Rent. Tenant shall commence paying Rent on the Commencement Date. The Commencement Date shall be the earlier of (I) sixty (60) days after Landlord delivers the Leased Premises to Tenant for commencement of Tenant's leasehold improvements (provided that at the expiration of such period a certificate of occupancy or temporary certificate of occupancy has been obtained for the Leased Premises) or (II) Tenant's

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occupancy of the Leased  Premises  for any purpose  other than  construction  of
Tenant's leasehold improvements. The parties shall execute a memorandum in recordable form memorializing the date of the Commencement Date once such date has been established. 6. Services to Be Rendered By Landlord. (a) Landlord, at its expense, shall furnish adequate water to the building for drinking, lavatory, fire protection and cleaning purposes. (b) Landlord represents that sanitary sewer, water, electric and (if applicable) natural gas, of sufficient capacity to meet the normal demands of Tenant's permitted uses, are currently available to the demised premises. Neither Landlord nor any of its agents or employees has knowledge of any statute, regulation, rule, administrative or court order or similar restriction adversely affecting Tenant's ability to connect to or use any or all of such utilities. (c) Tenant may (but shall not be obligated to) erect a sign or signs in or on the interior or exterior of the Leased Premises, the Building, the complex or the Building Parcel identifying Tenant and/or Tenant's activities and services offered at the Leased Premises, provided: (1) The number, size, location, material and installation of all such signs comply with all applicable governmental requirements (unless Tenant has obtained a valid variance from or waiver of such requirement); and (2) Tenant obtains Landlord's prior written consent to the erection of such sign(s), which consent will not be unreasonably withheld or delayed.

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         All signs so erected  shall remain the personal  property of Tenant and
Tenant may (but shall not be required to) remove them following the expiration or prior termination of this Lease, Tenant shall, however, repair any damage caused by such removal.

         Subject to subparagraph (1) herein and subject to subparagraph (2) as to location only, Landlord and Tenant agree that Tenant shall be permitted to erect a freestanding illuminated sign on Quakerbridge Road and a freestanding illuminated sign on Lawrence Square Boulevard South

         (d) Landlord represents and warrants that there is no asbestos in the Building.

         7. Repairs and Maintenance.


         (a) Landlord agrees that at the time the Leased Premises are delivered to the Tenant for commencement of Tenant's leasehold improvements, the Leased Premises will be in compliance with all applicable statutes, regulations, rules, codes, ordinances, orders, judgments and other legal requirements,

         (b) Tenant shall take good care of the Leased Premises and any and all fixtures therein, and shall quit and surrender the Leased Premises in broom clean condition,

         (c) Landlord shall be responsible for the maintenance, repair and replacement, if necessary, of the roof and all structural and mechanical systems of the Building during the Tenn portions of the Lease, except as set forth hereafter. Tenant shall be responsible for the normal maintenance and repair of the HVAC system and plumbing system which services the Leased Premises, except that Landlord shall be responsible for all costs beyond the normal repair and maintenance, including, but not limited to replacement of the HVAC system, as long as Tenant has met its repair and maintenance responsibilities, Landlord shall assign to Tenant all warranties issued to Landlord on the HVAC system.

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         (d)  Tenant   shall  make  no   alterations,   changes,   additions  or
improvements in the Leased Premises without the written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

         (e) All alterations, additions and improvements made by either party upon the Leased Premises shall become the property of Landlord and shall remain upon and be surrendered with the Leased Premises as part thereof at the expiration or termination of the Lease; except that at such expiration or termination, Tenant shall have the right to remove and retain as Tenant's own property any additions or improvements made by the Tenant or at Tenant's sole expense, except for carpeting, provided that Tenant shall repair any damage caused by such removal.

         (f) Tenant shall, before making any alterations, additions, installations, or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord. Tenant agrees to carry and will cause Tenant's contractors and subcontractors to carry such Worker's Compensation, general liability, personal and property damage insurance as Landlord reasonably may require in connection with such construction activities. If any mechanic's lien is filed against the Building or Leased Premises, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this paragraph, such lien shall be discharged by Tenant within thirty (30) days thereafter at Tenant's expense by filing the bond required by law or in such other manner as may be satisfactory to Landlord.

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         8. Electricity.  Tenant shall, at Tenant's expense, pay directly to the appropriate utility the charges for gas, electric and water services for the Leased Premises, for as long as these expenses are separately metered. Landlord shall, at Landlord's cost and expense, provide separate meters to the Leased Premises for such services.

         9. Tax and Operating Expense Adjustment.

         (a) In addition to Basic Rent as provided in Paragraph 4 of this Lease, Tenant shall pay to Landlord Tenant's proportionate share of Real Estate Taxes which are assessed against the Building as defined in subparagraph (c) below plus Tenant's proportionate share of Operating Expenses, as defined in subparagraph (b),below. Tenant's proportionate share of such costs shall be based upon the ratio that the total floor space of the Leased Premises bears to the total rentable area of the Building.

         (b) "Operating Expenses" as used herein shall mean Landlord's direct cost and expenses of operation and maintenance of the Building and the Complex as defined in Paragraph 1 hereof and the surrounding walks, driveways, parking areas and landscaped areas adjacent thereto, in accordance with generally accepted accounting principle or other generally recognized and accepted accounting practices, consistently applied, including by way of illustration and not limitation: maintenance and maintenance personnel (including snow removal), wages and related employee benefits of Landlord's management personnel, repairs, landscaping, common area utilities (including gas, water, electric and sewerage), sewerage for the Complex and insurance (excluding mortgage payment or similar credit insurance). In addition, Tenant shall pay to Landlord a management fee equal to four (4%) percent of the Basic Rent described in this paragraph, Landlord's operating expenses shall not, however, include the following: capital

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improvements,  restoration  and  repair  costs  covered by  insurance  proceeds,
Tenant's installations, Landlord's improvements in connection with Landlord's initial construction for Tenant as set forth in this lease, preparing space for any new Tenant, depreciation, real estate brokerage and lease commissions, principal and interest payments on any mortgage or similar encumbrances, rental under any ground or underlying lease, franchise or income taxes of Landlord, the costs of electricity furnished directly to Tenant and any other tenants of the Building which are separately metered, the cost of any work or service performed for or facilities furnished to a tenant for the account of such tenant and, in general, any other costs and expenses which would not, under generally accepted accounting principles, be regarded as operating and maintenance costs expenses. In addition, in no event shall operating Expenses include any assessment relating to transportation development districts or similar charges assessed against real estate owners or developers in connection with transportation improvements.

         (c) "Real Estate Taxes" shall in addition to municipal real property taxes (or any other tax hereafter enacted as a substitute or replacement therefor or any part thereof) also include sewer rents and any special, ordinary or extraordinary assessments and governmental levies against the Complex, the Building or Leased Premises. Real Estate Taxes shall be the actual annual tax billed for the Complex in which the Leased Premises are located. In addition, Tenant shall not be responsible to Landlord for any amounts associated with assessments, impositions or taxes made, levied or assessed against or imposed upon improvements in, on or about the Complex in which the Leased Premises are located unless those improvements are made by or on behalf of Tenant or are for the improvement and benefit of such Complex as a whole and not for the benefit of other individual tenants. Furthermore, Tenant shall not be

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responsible  to Landlord  for any amounts  assessed  against  the  complex,  the
Building, the Leased Premises, the Common Areas or any portion thereof to the extent that the same are attributable to any time period prior to the Commencement Date or subsequent to the end of the Term.

         (d) Additional Rent due to Landlord under this Lease shall be paid within thirty (30) days after receipt by Tenant of a statement showing the computation of the amount due to Landlord. Landlord shall make available its records and reasonable detail supporting the items referred to in such statement for at least sixty (60) days after submission thereof, for examination at reasonable times by Tenant and its authorized representative.

         (e) It is intended that if real estate taxes increase more than ten (10%) percent in any particular year, Landlord will appeal same and pass on any savings to Tenant, If Landlord does not take such an appeal, Tenant may do so at its expense on behalf of the Landlord. Any savings won by the Tenant shall be shared after first deducting the reasonable cost to Tenant of such appeal, with the other tenants in the Building, however, in proportion to each tenant's percentage of the Building.

         10. Assignment and Subletting. Tenant may assign this Lease to any party subject to the consent of the Landlord, which consent shall not be unreasonably withheld.

         11.      Requirements of Law

         (a) Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of public authority, or from the Bureau of Fire Safety,

         (b) Landlord represents that as of the date of execution of this Lease neither it nor its agents or employees have received notice or are aware of (1) any building, code violation or any other violation in respect of the demised premises or the building of which the

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demised  premises are a part (the "Building") or the land; or (2) any pending or threatened eminent domain proceedings or proceedings in the nature or in lieu thereof. Landlord further represents that the permitted use under this Lease is permitted by applicable zoning and other land use requirements.

         (c) Tenant, at its own cost and expense, shall promptly execute and comply with any statutes, ordinances rules, orders, regulations and requirements of the Federal, state, or Municipal government, and of any of their departments or bureaus, which may be applicable to the Leased Premises by reason of any act or conduct on the part of the Tenant or by reason of the character of its occupancy of the Leased Premises; and Tenant shall promptly correct and abate any such violation caused by its acts, at its own cost and expense. Tenant shall also promptly comply with the provisions of the Uniform Fire Safety Act, N.J.S.A, 52:27D-192 et seq., for the prevention of fires or the risk thereof where such regulations are made applicable by any act or conduct of the Tenant, or by the character of its occupancy of the Leased Premises. Landlord represents that at the time of delivery of the Leased Premises to Tenant, the Leased Premises shall be in compliance with all such statutes, ordinances, rules, orders, regulations and requirements.

         (d) In the event that Tenant shall fail or neglect to do or perform any of the matters required by this paragraph, then Landlord or its agents after notice to the Tenant as prescribed in Paragraph 16 of this Lease, and after Tenant's failing to remedy such failure or neglect within the time periods set forth in Paragraph 16 hereof, and subject to Paragraph 21 hereof, may enter the Leased Premises, and comply with any and all of said statutes, ordinances, rules, orders, regulations or requirements at the cost and expense of Tenant, and in case of

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Tenant's failure to pay therefor,  the cost and expense thereof shall be due and payable within thirty (30) days following Landlord's written demand therefor, in addition to any other remedy Landlord may have hereunder by reason of such default on the part of Tenant.


         (e) Tenant shall not do or suffer anything to be done on the Leased Premises which will increase the rate of fire insurance on the Building.

         12. Limitation of Liability.


         (a) Landlord shall not be held responsible for and is hereby expressly relieved from any and all liability by reason of any injury, loss, or damage to any person or property in the Leased Premises due to any cause whatsoever and whether the loss, injury or damage be to the person or property of Tenant or any other person, and whether or not occurring before or after the execution of this Lease. Tenant further agrees to indemnify, defend and save Landlord harmless from and against all claims made on account of such injury, loss or damage, including but not limited to reasonable attorneys' fees and other legal expenses.


         (b) Tenant shall not be held responsible for and is hereby expressly relieved from any and all liability by reason of any injury, loss or damage to any person or property in or about any part of the Building or the commercial complex of which the Building is a part (including but not limited to common areas and parking, areas) ("Complex") other than the Leased Premises due to any cause whatsoever and whether the loss, injury or damage be to the person or property of Landlord or any other person, and whether or not occurring before or after the execution of this Lease. Landlord further agrees to indemnify, defend and save Tenant harmless from and against all claims made on account of such injury, loss or damage, including but not limited to reasonable attorneys' fees and other legal expenses.

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                 (c) No (i)  exculpation  from or limitation of liability on the part of the Landlord or Tenant, or their respective employees servants, agents, guests, invitees, contractors, subcontractors, licensees, successors or assigns, or (ii) indemnification by Landlord or Tenant in favor of the other and/or their
respective  employees,   servants,   agents,  guests,   invitees,   contractors,
subcontractors, licensees, successors or assigns shall be effective to the extent that the loss, cost, expense, damage, claim or occurrence in connection with which the benefit of such exculpation or indemnification is claimed is attributable to the negligence or willful misconduct of the party claiming such benefit.

                  (d) Landlord and Tenant each hereby releases the other, to the extent of the releasing party's actual recovery under its insurance policies, from any and all liability for any loss, damage or injury which may be inflicted upon its respective property or to persons for which Tenant or Landlord is insured, even if such lose, damage, or injury shall be brought about by the fault or negligence of the other, its agents or employees; provided however, that this release shall be effective only with respect to loss or damage occurring during such time an the appropriate policy of insurance shall contain a clause to the effect that this release shall not adversely affect such policy or impair the right of the insured to recover thereunder. Landlord and Tenant agree to obtain endorsements to their respective insurance policies permitting such a waiver of subrogation and to pay the amount of any additional premium charges for such endorsement to their respective policies,

         13.      Insurance.

                  (a) Tenant, at Tenant's sole cost and expense, shall maintain and keep in effect throughout the term of this Lease:

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                           (i)  Insurance  against  loss or damage to the Leased
Premises and all Tenant's improvements upon the Leased Premises, as well as Tenant's trade fixtures and other contents of the Leased Premises, by fire with extended coverage and such other casualties as customarily are included in all risk insurance generally carried by businesses for similar properties and permitted uses (including without limitation coverage against loss or damage by vandalism, malicious mischief and water damage), in an amount at least equal to the full insurable value thereof.

                           (ii)   Insurance   against   loss  or   liability  in
connection with bodily injury or death or property damage in or upon the Leased Premises, under policies or comprehensive general public liability insurance (with contractual liability endorsement and workers compensation insurance) with such limits as to each as may be reasonably required by Landlord from time to time but not less than $1,000,000 combined single limit for bodily injury or death or property damage.

         (b) All policies shall add Landlord as an additional insured (except as to contents). The insurance coverage required under subparagraph (a)(i) above shall contain standard mortgagee endorsements in favor of any mortgage designated in writing by Landlord. All such policies (except Worker's Compensation) shall provide that the insurance carrier shall not cancel the coverage unless the carrier notifies Landlord and any mortgagee so designated by Landlord under the preceding sentence at least thirty (30) days prior to the effective date of such cancellation. Tenant shall deliver certificates of insurance evidencing the insurance coverages referred to above. (c) If the foregoing insurance expires, is canceled, or becomes void or voidable in whole or in part by reason of Tenant's breach of any condition thereof, Tenant shall place new insurance on the Leased Premises reasonably satisfactory to Landlord. The renewal certificates of insurance shall be delivered to Landlord promptly after they become available from the carrier or its agent.

                  (d) In the event of loss (except for a loss relating solely to the contents of the Leased Premises), Tenant will promptly notify Landlord thereof in writing, Landlord may make, but is not obligated to make, proof of loss if not made promptly by Tenant (except for a loss relating solely to the contents of the Leased Premises); provided, however, that any adjustment of a proof of lose in respect of a claim for more than $100,000 shall require the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

                  (e) Landlord shall maintain appropriate insurance coverages in respect of the Building, the parking areas and other areas in the Complex (but in any event coverage of not less than the full replacement cost of the Building) and will provide Tenant with certificates of insurance evidencing such coverage from time to time.

         14.      Damage, Fire or Other Casualty.

                  (a) In case of any damage to or destruction of the Leased Premises or any part thereof, Tenant shall promptly give written notice thereof to Landlord.

                  (b) In case of the destruction of the Leased Premises or the Building, by fire or other casualty during the term of this Lease, or such partial destruction or damage thereto so as to render the Leased Premises wholly untenantable or unusable or unfit for the normal operations of the Tenant, or should the Leased Premises be so badly injured that the same cannot be repaired, in the reasonable opinion of Landlord's architect, within one hundred twenty
(120) days from the occurrence of such damage, then and in any such case the term hereby created shall cease and become null and void from the date of such damage or destruction and Tenant shall surrender the Leased Premises and all interest therein to Landlord, and Tenant shall pay the basic rent and additional rent only to the time of such destruction or damage, and in case of such destruction or partial destruction of the Building by fire or other casualty, Landlord may re-enter and repossess the Leased Premises discharged from this Lease, provided however that Tenant shall have a reasonable opportunity to remove Tenant or Customer property.

                  (c) In case of damage to the Leased Premises, the Building or any part thereof which can, in the reasonable opinion of Landlord's architect, be repaired within one hundred twenty (120) days from the occurrence thereof, Landlord shall enter and restore the Leased Premises or the Building with all reasonable speed to substantially their condition prior to such occurrence, but in any event within such one hundred twenty (120) day period. Tenant shall be entitled to reasonable assurances of such timely completion including, but not limited to, a cost estimate and completion schedule prepared by such Architect. From the date of such damage and until repairs shall have been completed the rent and additional rent or other similar charges (if any reserved in this Lease), or such proportionate share thereof as may be attributable to the portion damaged, destroyed or rendered unusable or unfit in whole or part shall be abated.

         (d) In the event the Leased Premises shall be so slightly injured by fire or other casualty as not to be rendered untenantable or unusable or unfit for the normal operations of Tenant, then Landlord agrees to repair the same promptly, and in that case the basic rent and additional rent accrued and accruing shall not cease but shall continue without abatement.

         15. Quiet Enjoyment. The Landlord covenants and agrees that the Tenant, upon payment of the Basic Rent and Additional Rent or other similar charges (if any) reserved herein and upon observing and keeping the covenants, agreements and stipulations of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy the Leased of this lease and any extension or extensions thereof, without hindrance, Premises during the term in ejection or molestation by Landlord or any person or persons claiming under Landlord or claiming by a title superior to that of Landlord.

         16.      Defaults and Remedies.

         (a) Each of the  following  shall be a  default  by Tenant  under  this
Lease:

         (i) Any failure on the part of Tenant to pay any installment of Basic Rent or Additional Rent or any other payment required under this Lease on the date when such payment shall fall due.

         (ii) Any failure on the part of Tenant to observe or perform any of the other terms, covenants or conditions of this Lease.

         (iii) If Tenant becomes insolvent, admits in writing the inability to pay debts as they become due, is adjudged bankrupt (by way of voluntary or involuntary petition) under the Federal Bankruptcy Act as now in effect or hereafter amended, seeks reorganization or similar arrangement or relief under the Federal Bankruptcy Act, or makes an assignment for the benefit of creditors, or if a receiver or trustee is appointed in connection with any of the foregoing or similar proceedings.

         (iv) The dissolution or liquidation or commencement of an action for dissolution or liquidation, of the Tenant. Notwithstanding anything to the contrary contained in this Lease, anything or act which would otherwise be a default by Tenant hereunder or would entitle Landlord to any remedy hereunder shall not be a default and Landlord shall not be entitled to such remedy unless, with respect to a breach of the nature described in subparagraph (a)(i) above, Tenant shall have failed to cure the same within ten (10) days after receipt of written notice thereof given by Landlord to Tenant or if with respect to any other breach by Tenant under this Lease, Landlord shall have given Tenant written notice of such written notice of such breach and Tenant shall have failed to cure the same within thirty (30) days after receipt of such written notice or, if the breach is of such a nature that it cannot with due diligence be cured within thirty (30) days, Tenant shall have failed to commence curing such breach within such thirty (30) day period and to proceed with due diligence and in good faith to complete the curing thereof. This paragraph shall not apply to any defaults under subparagraph (a)(iii) or (iv) above.

                  (b) In the event of any default by Tenant, Landlord, at any time after the expiration of applicable notice and cure periods, may exercise any one or more of the following remedies:


         (i) Landlord may give Tenant ten (10) days written notice of its intention to cancel and terminate this Lease and after the expiration of such ten (10) day period, this Lease shall be canceled and terminated, and the Tenant will then peaceably quit and surrender the Leased Premises to the Landlord, but Tenant shall remain liable as provided below.


         (ii) Landlord may declare the entire remaining rent and additional rent for the then current term of this Lease, and all other sums payable by Tenant under this Lease, immediately due and payable, together with interest thereon at the annual rate of four percent (4%) above the announced "base" rate of United Jersey Bank, Hackensack, New Jersey, until all such sums are actually paid to Landlord.


         (iii) Landlord may, with or without terminating this Lease, re-enter the Leased Premises and dispossess Tenant by appropriate legal proceedings.


         (iv) Landlord may, with or without terminating this Lease, relet the Leased Premises or any part thereof, upon such commercially reasonable terms and conditions as the Landlord may deem appropriate, and may grant commercially reasonable concessions in connection with such reletting, without in any way affecting Tenant's liability for the rental or any other sums payable hereunder. The entire net proceeds of any such reletting shall be credited against Tenant's then-outstanding obligations under this Lease. As used herein, the term "net proceeds" shall mean the full amount of rent and all other charges paid to Landlord by all succeeding tenants of all or any portion of the Leased Premises, less those actual and reasonable expenses described in subparagraph (c) below. Landlord shall in no event be liable and Tenant's liability shall not be affected or diminished in any way whatsoever for the failure to relet the Leased Premises, or in the event that the Leased Premises are relet, for failure to collect the rent thereof under such reletting, provided, however that Landlord shall use its best efforts to mitigate any damages otherwise recoverable against Tenant by reletting the Leased Premises and collecting, the rent in connection therewith.

         (v) Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity whether or not specifically mentioned in this Lease. Mention in this Lease of any particular remedy shall not preclude Landlord or Tenant from any other remedy, in law or in equity, it being the intent hereof that Landlord's and Tenant's respective remedies under this Lease shall be cumulative and not exclusive.

         (vi) Landlord shall not (whether by self-help or with the assistance of a sheriff, constable or other official) distrain Tenant's personal property (whether or not such property is within the scope of subparagraph 16(c) below) in the absence of a valid court order authorizing such distraint, issued following prior notice to Tenant and a hearing, in which Tenant has had the opportunity to be heard, before the court issuing such order.

         (c) Anything in this Lease to the contrary notwithstanding, all furniture, inventory, fixtures and equipment ("Equipment") which are owned or leased by Tenant or are being purchased by Tenant pursuant to an installment sales contract shall remain personal property and Landlord waives and releases any and all right of distraint, levy or execution against any such furniture, inventory or equipment for rent or other sums due or to become due Landlord under this Lease and all claims and demands against the Equipment, but only to the extent such Equipment is pledged as a security or collateral to any Equipment lessor or lender or other secured party. Landlord further agrees that any Equipment lessor or lender or other secured party with respect to any of the Equipment may, in any manner permitted by law, enter the Leased Premises to remove the Equipment or any item thereof to which it or they have any legal or equitable interest provided that any damage to the Leased Premises or the Building caused by such removal shall be the responsibility of Tenant or such Equipment lessor, lender or other secured party.

                  (d) Notwithstanding any other provisions contained in this lease, in the event (a) Lessee or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Lease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution supervisory authority, ("Authority"), Lessor may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority; provided, that in the event this Lease is terminated by the Receiver or Liquidator, the maximum claim of
Lessor for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Lease shall in no event be greater than an amount equal to all accrued and unpaid rent to the date of termination.

                  (e) In the case of any default, re-entry, expiration or dispossession by summary dispossess proceedings or otherwise under this Lease, Landlord also may recover such reasonable costs and expenses as Landlord may incur in connection therewith, including without limitation costs of suit and reasonable attorneys' fees, including those incident to the recovery of possession, brokerage fees, and costs and expenses of putting the Leased Premises in good order and repair or for preparing the same for re- rental, provided that the making by the Landlord of any such expenditures for putting the Leased Premises in good order and repair shall not operate or be construed as a release of Tenant from liability hereunder.

                  (f) Notwithstanding anything contained herein to the contrary, any action taken by Landlord under this Paragraph 16 shall not operate as a waiver of any right which the Landlord would otherwise have against Tenant for rent hereby reserved or otherwise, and Tenant shall remain responsible to Landlord for any loss or damage suffered by Landlord by reason of Tenant's default or breach under this Lease. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

         17. Continuing Default of Tenant. In the event Tenant shall fail, refuse or neglect to perform any of the covenants or agreements contained herein beyond the applicable grace and/or cure periods following notice, Landlord may perform the same for the account of Tenant. Any amount paid or expense or liability reasonably incurred by Landlord in the performance of any such matter for the account of Tenant, including reasonable attorneys, fees, shall be deemed to be additional rent hereunder and the same (together with interest thereon as the rate specified in Paragraph 16(b)(ii) from the date of Landlord's demand following the expiration of such periods) shall be repaid by Tenant to Landlord upon demand therefor by Landlord.

         Nothing contained herein shall be construed to postpone the right of Landlord immediately upon extending such sums to collect such sums with interest by action or otherwise.

         18.      Landlord Default.

                  (a) If Landlord defaults in the observance or performance of any term or covenant required to be performed by it under this Lease, Tenant, after not less than thirty (30) days notice to Landlord (unless such default results in an imminent risk of harm to persons or property, in which event no such notice shall be required):

         (i) may, but shall not be obligated to, remedy such default and in connection therewith may pay expenses and employ counsel, provided that Tenant shall have the right to remedy such default without notice In the event of an emergency, All sums expended or obligations incurred by Tenant in connection therewith (including but not limited to reasonable attorney's fees) shall be paid by Landlord to Tenant upon ten (10) days demand, and if Landlord falls to reimburse Tenant, Tenant may, in addition to any other right or remedy that Tenant may have, deduct such amount from subsequent installments of Basic Rent or Additional Rent which from time to time thereafter become due to Landlord,
(ii) may elect to terminate this Lease (in the event Landlord's default results in a material interference of Tenant's business operation) upon giving, at least thirty (30) days notice to Landlord of its intention so to dot in which event this Lease shall terminate upon the date fixed in such notice, unless Landlord shall have meanwhile cured such default (or, if such default is not susceptible of cure within such thirty (30) day period, Landlord has provided Tenant with adequate assurance that such cure will be accomplished promptly, has in fact commenced such cure and thereafter diligently pursues such cure to completion).

         (iii) may commence an action in the Superior Court of New Jersey seeking to compel Landlord to perform its obligations hereunder.

         (b) Tenant may exercise any of the foregoing remedies singly or concurrently and without prejudice to the future exercise of any remaining available remedies.

         (c) Anything in this Lease to the contrary notwithstanding, Tenant agrees that it will not terminate this Lease or withhold any rentals due hereunder because of Landlord's default in performance hereof until the Tenant has first given written notice to the holders of any existing mortgages or installment sale agreements covering the Building of whose respective interests in the Leased Premises Tenant first has been advised in writing (which as of the date hereof are identified on Schedule E, which shall be amended by Landlord when appropriate from time to time by written notice to Tenant) specifying the nature of the default by Landlord and allowing Landlord and such holders, or any of them, thirty (30) days after the date of such notice to cure such default. If circumstances are such that such default cannot reasonably be cured within that thirty (30) day period, Tenant shall allow a reasonable period of time to complete such cure provided that such parties commence such cure within the original thirty (30) day period and diligently pursue such cure to completion.
19. Subordination. With respect to each existing or future mortgage or lease which purports to be senior in lien or obligation to this Lease or to which Tenant is being required to subordinate this Lease, Tenant's acknowledgment and consent to the seniority of such instrument is conditioned on (1) the absence from such instrument of obligations purporting to be binding on Tenant that are in excess of those herein assumed by Tenant and (2) the existence in the applicable instrument or an executed nondisturbance and attornment agreement from the mortgagee(s) and/or underlying lessor(s), as the case may be, of a covenant to the effect that so long as Tenant is not in default under this Lease beyond the applicable grace and cure periods, no foreclosure or enforcement of any other remedy under such instrument shall divest, impair, modify, abrogate or otherwise adversely affect any interest or rights whatsoever of the Tenant under this Lease. Landlord shall use its best efforts to obtain a nondisturbance and attornment agreement substantially in the form attached as Exhibit G in form reasonably satisfactory to Tenant from all mortgagees and underlying lessors with respect to the premises within thirty (30) days following the execution of this Lease.

         20. Condemnation.

         (a) If the whole of the Building or Leased Premises shall be taken under the exercise of the power of condemnation or eminent domain, then this Lease shall automatically terminate on the date that possession is taken by the condemnor and the rent shall be apportioned as of said date. Landlord agrees to indemnify and save Tenant harmless from any claim which the condemnor may make or assert with respect to Tenant's continued use and occupancy of the Leased Premises for the period from the date the condemnor takes title to the date the condemnor takes possession, provided, however, that Landlord's indemnity pursuant to this Paragraph 20(a) shall be limited to the square foot rental set forth at Paragraph 4 above. If any part of the Building or Leased Premises or access to either be so taken so as to materially restrict, limit or adversely affect the intended use,, occupancy or enjoyment of Tenant, then Tenant shall have the option to terminate this Lease by thirty (30) days written notice to the Landlord, which notice must be given within ninety (90) days after possession on the partial taking Is obtained by condemnor, but in any event Tenant shall have not less than seventy-five (75) days after receipt by Tenant of notice from Landlord as to the occurrence of such taking to exercise such option to terminate, and the rent shall be apportioned on the effective date of termination of the lease by Tenant, Notwithstanding the foregoing, if parking space only is taken, Tenant may not terminate this lease if Landlord furnishes to

Tenant an equivalent number of parking spaces situated in reasonable distance of the property lines of the real property on which the Leased Premises are situated.

                  (b) If there shall be a taking and this Lease shall not terminate or be terminated under the provisions of Paragraph 20(a) hereof, then the rental shall be equitably apportioned according to the space so taken, and the Landlord shall, at its own cost and expense, restore the remaining- portion of the Leased Premises and/or the Building, as the case may be, and access to the extent necessary to render it reasonably suitable for the purposes for which it was leased, shall provide sufficient parking- facilities equivalent to those originally furnished to Tenant, and shall make all repairs to the building- in which the Leased Premises is located to the extent necessary to constitute the Building, a complete architectural unit, provided, however, that if the amount of the award received by Landlord is not adequate to cover the cost of such restoration or repairing, Landlord may elect by written notice to Tenant to that effect to terminate this Lease.

                  (c) In the event of the exercise of the power of condemnation or eminent domain by any public body, by which the Leased Premises or any portion thereof or interest therein is taken for a public purpose any portion of any award of compensation or damages which either: (1) is attributable to the taking of or damage to any personal property of or leasehold improvements constructed by or on the account of Tenant; or (2) represents payment or reimbursement of Tenant's relocation costs; or (3) represents payment or reimbursement of any other cost, damage or expense suffered by Tenant as a result of such exercise, (other than the diminution in or destruction of the value of Tenant's leasehold interest in the demised premises) shall be the exclusive property of and shall be payable solely to Tenant. Tenant shall have all rights available under applicable law to contest the validity of any such exercise as to Tenant's personal property or as to the sufficiency of any award of compensation or damages to which Tenant is exclusively entitled pursuant to subparagraphs (1) through (3) above.

         21. Access. Subject to Tenant's reasonable security requirements and upon reasonable prior notice to Tenant's agent in charge at the Leased Premises, the Landlord or Landlord's agent or employees shall have the right, upon request to enter or pass through-h the Leased Premises or any part thereof during normal business hours or other reasonable times, (a) to examine the Leased Premises and to show them to the owners, lessors of superior leases, holders of superior mortgages or prospective purchasers, mortgagees or lessees of the Building, or the Leased Premises, and (b) for the purpose of making such repairs or changes or doing such repainting in or to the Leased Premises or in or to the Building or to facilities as may be provided for by this Lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by law or in order to prepare and maintain the Building or its fixtures or facilities or in order to satisfy any obligation imposed on Landlord to any other tenant occupying or about to occupy part of the Building. Landlord shall be allowed to take all material into and from the Leased Premises that may be required for such repairs, changes, repainting or maintenance, provided, however, that Landlord shall repair any damage caused by Landlord, its agents or employees. Landlord shall use best efforts to minimize the disruption of Tenant's normal operations caused by such activities. In case of emergency, no notice from Landlord shall be required prior to entering the Leased Premises to make emergency repairs or to take such other appropriate action in response to such emergency. In such case, however, Landlord shall give verbal notice of Landlord's entry as soon as possible thereafter.

         22. Tenant's Estoppel Certificate. Tenant shall, from time to time, but not more than once annually except in the event of a sale of the Building, on not less than thirty (30) days prior written request by Landlord, execute, acknowledge and deliver to Landlord a written statement certifying that this Lease is unmodified and in full force and effect, or that this Lease is in fall force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, whether or not to the best of Tenant's knowledge Landlord is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this

Paragraph 22 may be relied on by a prospective purchaser of Landlord's interest or mortgagee of Landlord's interest or assignee of any mortgage of Landlord's interest.

         23. Personal Liability. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Landlord, that there shall be absolutely no personal liability on the part of Landlord, its successors, assigns or any mortgages in possession (for the purposes of this paragraph, collectively referred to as "Landlord"), with respect to any of the terms, covenants and conditions of this Lease, and that Tenant shall look solely to the equity of Landlord in the Building and the land, for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, and If Landlord is in breach or default with respect to its obligations or otherwise, Tenant shall look solely to the equity of the Landlord in the real estate for the satisfaction of Tenant's remedies, It is expressly understood and agreed that Landlord's liability under the terms, covenants, conditions and obligations of this Lease shall in no event exceed the loss of its equity in the real estate. Landlord agrees to maintain not less than a ten (10%) percent equity position in the land and Building.

         24.      Option to Extend.

                  (a) Provided that Tenant shall not be in default of any term, provision, condition or covenant herein at the time of the exercise of the option set forth in this Paragraph 24 or at the time said option shall take effect, Tenant shall have the night to extend the term of this lease for one (1,) additional period of five (5) years, commencing on the date following, the termination of the prior term. Said option to extend the Term shall be on the same terms, conditions, provisions and covenants as are set forth herein, with the following exceptions:

         (i) The annual Rent during each Lease Year of the extended period shall be as set forth in Paragraph 4 of this Lease.

         (ii) Nothing, contained herein shall be construed to permit or c,rant any option or extension of the Term beyond the five (5) year period set forth herein.

         (b) The option herein granted to extend the Term shall be exercised by Tenant by the delivery of written notice thereof to Landlord, not less than six
(6) months prior to the expiration of the Term or the then current renewal term. In the event that the Tenant shall fall to deliver such notice within such time, it shall be conclusively deemed to mean that Tenant has elected not to exercise said option, whereupon said option shall cease and terminate and be of no further force and effect.

         25. Real Estate Broker. Landlord and Tenant each represent to the other that it has dealt with no real estate broker in connection with this Lease and Landlord and Tenant agree that if any claims should be made for commissions by any broker by reason of its acts or acts of its representatives, it will indemnify and save harmless the other from any and all claims, demands, losses, liabilities, judgment, costs, expenses, attorney's fees or other damages resulting from, arising- out of, or in connection therewith. Landlord agrees to pay the brokerage. omission due in connection with this Lease to the aforesaid brokers in accordance with the terms and conditions of a separate agreements entered into or to be entered into between the Landlord and said broker(s).

         26. Covenant Performance. The failure of Landlord or Tenant, as the case may be, to insist in any one or more instances upon strict performance of any of the covenants, terms or conditions of this Lease, or to exercise any option herein contained, shall not be construed as a waiver or relinquishment of any of the covenants, terms or conditions hereof, or the right to exercise such option, and Landlord or Tenant, as the case may be, shall have the right thereafter to insist upon strict performance by the other party of any or all of them, The receipt by Landlord of any rent provided for hereunder with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord or Tenant, as the case may be, of any provisions hereof shall be deemed to have been made unless expressed in writing and signed by the party against which such waiver is sought to be enforced. The receipt by Landlord of any installment of the rent provided for hereunder shall not be a waiver of any other sums or additional rent due, nor shall any endorsement or statement on any check or other instrument operate as a compromise or accord and satisfaction unless the same is approved In writing by Landlord.

         27. Good Faith Dealing. Whenever in this Lease Landlord may be required to take certain action(s) on the basis of, or the occurrence or nonoccurrence of certain events Is dependent upon, whether, in Landlord's opinion, judgment, determination or similar term, a certain factual situation exists, Landlord shall act reasonably and in good faith in forming that opinion, judgment, etc., it being acknowledged that conditioning the availability of certain remedies or course of action on Landlord's opinion alone would otherwise subject Tenant to the unbridled discretion of Landlord. Similarly, where Landlord's approval or consent is required, Landlord shall not withhold or delay such approval or consent unreasonably and shall otherwise act in good faith with respect to the request requiring such approval or consent.

         28. Notices. All notices required to be given to the Landlord or Tenant shall be given by registered or certified mail

         (a)  addressed  to  Tenant  at the  Leased  Premises  with  a copy  to:
==================================  or

         (b) addressed to Landlord at the address first set forth herein (unless and until notified by either party to send such notices to a different person or entity). Notices shall be effective only upon receipt by the indicated addressees.

         29. Environmental Representations and Warranties. Landlord hereby represents and warrants that, to the best of Landlord's knowledge and belief, as of the date of execution of this Lease, and throughout the term of this Lease:

                  (a) All required federal, state and local permits, consents and approvals concerning or related to environmental protection and regulation of the Premises, the Building, the Complex and all real property adjacent to the Building and/or the complex which is owned and/or controlled by Landlord (the "Land"), have been secured and are current, and shall be maintained.

                  (b) The Landlord, with regard to the Premises, Building, Land and Complex, has been, is and shall be in full compliance with such environmental permits, and all other requirements under all federal, state or local environmental laws, regulations or ordinances applicable to the Premises (the "Environmental Laws") including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendment and Reauthorization Act, the Environmental Cleanup Responsibility Act, the Spill Compensation and Control Act, and the Hazardous Discharge Notification Act, as the same are in effect from time to time.

                  (c) There are no pending actions against the Landlord, or any prior tenant located in the Premises with respect to any such tenant's
activities  in  the  Premises,   under  any  environmental  law,  regulation  or
ordinance, and the Landlord has not received notice in any form of such an action, or of a possible action.

                  (d) There have not been, nor are there now, nor shall there be in the future any releases of hazardous substances (as that term is defined in any of the Environmental Laws) or hazardous substances present in, on, over, at, from, into or onto any portion of the Premises, the Building, the Land or the Complex,

                  (e) There is no environmental condition contamination, situation or incident on, at, or concerning the Premises, the Land, the Building or the Complex, that may give rise to an action or to liability under any law, rule, ordinance or common law theory.

                  (f) Landlord shall immediately notify Tenant in the event it receives: (i) any notices or correspondence from the Environmental Protection Agency or the New Jersey Department of Environmental Protection concerning the Premises alleging the presence or release of any hazardous substances or environmental contaminants in, on, around or under the Premises, the Building or the Land; or (ii) any information suggesting or demonstrating the release or presence of any hazardous substances or environmental contaminants in, on, around or under the Premises, the Building or the Land.

         30.      Breach of Warranties and Representations.

                  (a) In the event that Landlord or any agent, employee or independent contractor hired by Landlord breaches any of the representations or warranties contained in Paragraph 29, above, or if it is determined that the Leased Premises is contaminated by hazardous substances as that term is defined in any of the Environmental Laws, at levels unacceptable to Tenant (in Tenant's sole judgment), Tenant shall have the right to terminate this Lease by written notice at any time following such breach by a notice served in the manner and form required by Paragraph 28 hereof Such termination shall become effective forty-five (45) days after Landlords receipt of such notice, at which time this Lease shall be null and void and Tenant shall vacate the Premises.

                  (b) In the event that Tenant chooses to not terminate this Lease pursuant to this Paragraph 30, Landlord shall: (i) to the extent required to cause the Premises to be in compliance with all Environmental Laws, take all measures required to clean up or remediate any environmental contamination as determined by the applicable governmental authority (except to the extent caused by Tenant, its agents, invitees, employees or subcontractors); and (ii) indemnify, defend, and hold Tenant harmless for all claims, demands, losses, liabilities, damages or expenses (including reasonable attorneys fees) incurred by Tenant as the result of such contamination, notwithstanding whether or not Landlord had knowledge of such non-compliance and Landlord shall indemnify, defend, save and hold Tenant harmless for loss, damage, liability or expenses incurred with respect to such cleanup and environmental contamination. Without limiting the generality of the foregoing, with respect to any environmental contamination requiring cleanup occurring prior to the Commencement Date and which contamination or cleanup delays Tenant's initial occupancy of the Premises Landlord shall also indemnify and hold harmless Tenant from the amount by which holdover rents or substitute rental arrangements exceed the rent which would have been payable for such period under the Lease, lease cancellation fees and additional moving or storage fees and equipment rescheduling, delay or cancellation fees incurred as the result of such delay. In the event any environmental cleanup is necessary and the Premises cannot be safely and lawfully occupied during such cleanup as the result of the environmental contamination requiring the cleanup, Tenant shall have the right to terminate the Lease :If such cleanup is not or cannot be completed to the extent required to permit the safe and lawful occupancy thereof by Tenant within six (6) months of the date Landlord receives notice from Tenant or a governmental authority regarding the environmental contamination requiring cleanup.

         31. Environmental Indemnification. Landlord hereby indemnities and holds harmless (and shall, at Tenant's option, defend) Tenant, its employees agents, guests, visitors and invitees, and Tenant's tenants or subtenants and their employees, agents, guests, visitors and invitees, from and against any and all cost, expense (including without limitation reasonable attorneys and environmental consultants fees), loss, damage or liability arising directly or indirectly from a breach by Landlord of any of the representations or warranties contained in Paragraph 29, above, except to the extent that the environmental contamination condition or presence causing the breach of -the representations and warranties in Paragraph 29, above, was caused by an act of negligence or wilful misconduct on the part of Tenant, its agents, employees, authorized visitors, designees or sublessees. The foregoing covenant of indemnification shall survive the termination of this Lease in connection with any liability of the Landlord hereunder.

         32. Environmental Inspection Tenant shall have the right at its own expense to have one or more qualified environmental consultants test the Building, the Leased Premises, the Land and the Complex for environmental contamination including without limitation asbestos, radon, any form of hazardous waste (as that term is defined in any of the Environmental Laws) or other environmental pollutant, provided, however, that such inspections will occur on or by the 90th day following both parties' execution of this Lease, If the reports of such consultants) indicates environmental contamination of the Building, the Land, the Leased Premises, or the Complex, beyond levels acceptable to Tenant in its reasonable discretion, Tenant shall be entitled to terminate this Lease without further liability to Landlord and receive a refund of any monies theretofore paid to Landlord in connection with the execution of this Lease, provided, however, that such right of termination shall be exercised, if at all, within 90 days after receipt of said reports.

         33. Tenant Representation. Tenant shall, at Tenant's cost and expense, comply with the Environmental Laws in connection with the closing, termination or transfer of Tenant's operation at the Leased Premises. In no event shall Tenant be responsible for any cleanup at the Leased Premises unless resulting directly from Tenant's use and occupancy of the Leased Premises

         34.      Miscellaneous.

                  (a) Any reasonable rules and regulations with regard to the use and occupancy of the Building or the Leased Premises by Tenant as attached hereto or as adopted at any time during the term of this Lease and of which Tenant is notified in writing, shall in all thin-s be observed and performed by Tenant, its servants, agents, and invitees, provided that such rule shall not be inconsistent with the Tenant's rights or the Landlord's obligations as herein expressed.

                  (b) The headings of the articles and the numbers of the items in this Lease are inserted as a matter of convenience to the parties and shall not affect the construction of this Lease.

                  (c) This Lease contains the entire agreement between the parties. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by Landlord and Tenant.

                  (d) The terms, conditions, covenants and provisions of this Lease shall be deemed to be severable, If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect. In addition, Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

                  (e) This Lease shall be interpreted, governed by, and enforced in accordance with the laws of the State of New Jersey.

                  (f) In all references herein to any parties, person, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the context of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the parties hereto, and their respective heirs, executors, administrators, personal or legal representatives, successors and assigns,

                  (g) Common facilities for purposes of this Lease shall mean the nonassigned parking areas, lobby, elevators, fire stairs, public hallways, public lavatories, and all other general building- facilities that service all building, tenants; air conditioning room, fan room, janitor's closet, electrical closet, telephone closet, elevator shafts and machine room, flues, stacks, pipe shafts and vertical ducts with their enclosing walls.
                  (h)  Landlord  agrees  that it shall  not  issue,  or cause or permit to be issued on its behalf, any advertisement, public announcement, press release or other promotional materials referring to the existence of this Lease or the status of Tenant as a tenant of Landlord without the prior written approval of the Legal Department of Tenant. In the event of a violation or threatened violation of this Paragraph 34(h), Tenant shall be entitled to injunctive relief in addition to its other legal remedies, The provisions of this Paragraph 34(h) shall survive the termination or expiration of the Tenn of this Lease.

                  (i) This Lease shall be subject to and contingent upon Tenant, at its sole cost and expense, obtaining (i) from the appropriate banking regulators by March 1, 1999 approval to maintain and operate a banking office at the Leased Premises and (ii) such other state and local non-banking approvals as may be required in order for Tenant to complete Tenant's leasehold improvements and open its facility to the public. Tenant covenants promptly to make applications for such approvals. Tenant further covenants expeditiously to prosecute such applications for approval. In the event Tenant's application for any such approval is denied, this Lease shall be automatically terminated.

                  (j) This Lease is further subject to the execution of a Termination Agreement with Summit Bank terminating their lease of the Leased Premises simultaneously with the execution of this Lease Agreement.

         35. Security Deposit. Tenant, concurrently with the execution of this Lease, has deposited $11,176.00 with Landlord (the "Security Deposit"), the receipt of which is hereby acknowledged. Said Security Deposit shall be retained by Landlord as security for the payment by Tenant to the monies herein agreed to be paid by Tenant, and for the faithful performance by Tenant of the ten-nw and covenants of the Lease. In the event of any default by Tenant, Landlord, at its option, may at any time apply said sum, or any part thereof, (a) toward the payment of any or all rent or other monies payable under this

Lease that are in default, or (b) so as to cure any default of Lessee, but Tenant's liability under this Lease shall thereby be discharged but only to the extent that Security Deposit covers the amount in default, and Tenant shall remain liable for any amounts that such sum shall bee insufficient to pay. Landlord is not required to exhaust any or all rights and remedies available at law or equity against Tenant before resorting to the Security Deposit. Tenant's failure to restore any of the Security Deposit used by Landlord within ten (10) days of Landlord's request for same shall be an act of default hereunder. In the event this Security Deposit shall not be utilized for any purposes herein permitted and provided Tenant is not in default at the expiration of the Lease Term or any Option Term as applicable, then each Security Deposit shall be returned by Landlord to Tenant within thirty (30) days after the expiration of the Lease Term or Option Term, as applicable. Landlord shall pay Tenant interest on said Security Deposit.

         Upon execution of the lease, the payment of the security deposit and proof of liability insurance in the amount of $3,000,000.00, naming the Landlord as an additional insured, the Tenant shall have a right of entry onto the Leased Premises as of October 13, 1998.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals. or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, on the day and year directly adjacent to their respective signatures.


SIGNED, SEALED & DELIVERED                         (LANDLORD)
IN THE PRESENCE OF:                                 LAWRENCEVILLE ASSOCIATES



________________________________            By:_____________________________


                                                  (TENANT)
                                                   VILLAGE FINANCIAL CORPORATION
ATTEST:


---------------------------------            By:/s/Kenneth J. Stephon
Secretary                                       Kenneth J. Stephon
                                                President

                                    EXHIBIT A
                          Floor Plan of Leased Premises

                                    EXHIBIT B
                            Designated Parking Spaces

                                    EXHIBIT C
                              Intentionally Omitted

                                    EXHIBIT D

                              Intentionally Omitted

                                    EXHIBIT E

                              Intentionally Omitted

                                    EXHIBIT F
                                 BOMA Standards

                                    EXHIBIT G



                         SUBORDINATION, RECOGNITION AND
                            NON-DISTURBANCE AGREEMENT



         THIS AGREEMENT, is made the day of 1998, by and

         between with a residence or principal office at (the "Mortgagee,) and VILLAGE FINANCIAL CORPORATION, a corporation, having an office at New Jersey, (the "Tenant").' WITNESSETH: WHEREAS, the Mortgagee is the present holder of a certain Mortgage (the "Mortgage") dated 1998 by (the "Mortgagor" or "Landlord") in the stated principal amount of which Mortgage was recorded on 1998, in County, New Jersey, in Mort-a-e Book page and which

Mortgage covers a parcel of land located in the Township of County, New Jersey and more particularly described on Exhibit "A" annexed hereto and made a part hereof. together with the improvements now or hereafter erected thereon (said parcel of land and improvements thereon being hereinafter called the "Mortgaged Property"); and

         WHEREAS, by certain (Ground) Lease heretofore entered into between the Landlord and the Tenant dated 1998, (the "Lease"), the Landlord leased to the Tenant certain premises within the boundaries of the Mortgaged Property together with the building, and other improvements erected or to be erected on the leased premises (said premises and the improvements erected or to be erected thereon being hereinafter called the "Demised Premises"); and

         WHEREAS, a Memorandum of the Lease is intended to be recorded; and WHEREAS, a copy of the Lease has been delivered to the Mortgagee.. the receipt of which is hereby acknowledged; and WHEREAS, the parties hereto desire to effect the subordination of the Lease to the lien of the Mortgage and to provide for the non-disturbance of the Tenant by the Mortgagee, NOW, THEREFORE, in consideration of the promises and of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound hereby, agree as follows: 1. The Mortgagee hereby consents to and approves the Lease. 2. The Tenant covenants and agrees with the Mortgagee that the Lease hereby is made and shall continue hereafter to be subject and subordinate to the lien of the Mortgage, and all renewals, modifications replacements and extensions thereof, without regard to the order of priority of execution and recording of the Mortgage and the Memorandum of the Lease, subject, however, to the provisions of this Agreement, 3. The Tenant certifies that the Lease is presently in full force and effect. 4. The Mortgagee agrees that so long as the Lease shall be in full force and effect: (a) The Tenant shall not be named or Joined as a party defendant or otherwise in any suit, action or proceeding for the foreclosure of the Mortgage or to enforce any rights under the Mortgage or the bond, note or, other obligation secured thereby;

         (b) The possession by the Tenant of the Demised Premises and all the Tenant's rights, options and privileges with respect thereto arising under the Lease shall not be disturbed, affected or impaired by, nor will the Lease or the term thereof be terminated or otherwise affected by (i) any suit, action or proceeding upon the Mortgage or the bond, note or other obligation secured thereby, or for the foreclosure of the Mortgage or the enforcement of any rights under the Mortgage or any other documents held by the Mortgagee, or by any judicial sale or execution or other sale of the Mortgaged Property or the Demised Premises, or by any deed given in lieu of foreclosure, or by the exercise of any other rights given to the Mortgagee by any other documents or as a matter of law, or (ii) any default under the Mortgage or the bond. note or other obligation secured thereby;

         (c) All condemnation awards and insurance proceeds paid or payable with respect to the Demised Premises and received by the Mortgagee shall be applied and paid in the manner set forth in the Lease; and (d) Neither the Mortgage nor any other security instrument executed in connection therewith shall cover or be construed as subjecting in any manner to the lien thereof any trade fixtures. signs or other personal property at any time furnished or installed by or for the account of the Tenant or its subtenants, assigns, successors or licensees on the Demised Premises regardless of the manner or mode of attachment thereof. 5. If the Mortgagee shall become the owner of the Mortgaged Property by reason of foreclosure of the Mortgage or otherwise, or if the Mortgaged Property shall be sold as a result of any action or proceeding to foreclose the Mortgage or by a deed given in lieu of foreclosure, the Lease shall continue in full force and effect, without necessity for executing any new lease, as a direct lease between the Tenant and the then owner of the Mortgaged Property, as landlord thereunder, upon all of the same terms, covenants and provisions contained in the Lease, and in such event:

         (a) The Tenant shall be bound to such new owner under all of the terms, covenants and provisions of the Lease for the remainder of the term thereof (including the renewal periods, if any, if the Tenant elects or has elected to exercise any renewal option under the Lease to extend the term) and the Tenant hereby agrees to attorn to such new owner and to recognize such new owner as landlord under the Lease; and

         (b) Such new owner shall be bound to the Tenant under all of the terms, covenants and provisions of the Lease for the remainder of the term thereof (including any such renewal periods, if the Tenant elects or has elected to exercise any renewal option under the Lease to extend the term) which, by taking title, such new owner agrees to assume and perform.

         6 . Any notices or communications given under this Agreement shall be in writing and shall be given by registered or certified mail, return receipt requested, postage prepaid (a) if to the Mortgagee, at the address of the Mortgagee as hereinabove set forth or at such other address as the Mortgagee may designate by notice, or (b) if to the Tenant, at the address of the Tenant as hereinabove set forth or at such other address as the Tenant may designate by notice, with a copy to Edward J. Butrym, Esq., 1 Pennington-Washington Crossing Road, Pennington, NJ 08534.

         7.  This  Agreement  shall  bind  and  inure to the  benefit  of and be
enforceable  by  the  parties  hereto  and  their  respective  heirs,   personal
representatives, successors and assigns.

         8. This Agreement contains the entire agreement between the parties and cannot be changed, modified, waived or canceled except by an agreement in writing executed by the party against whom enforcement of such modification, change, waiver or cancellation is sought.

         9. This Agreement and the covenants herein contained are intended to run with and bind all lands affected thereby,

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and year first above written

                          FINANCIAL INSTITUTION EXHIBIT

         As used herein "financial institution" shall mean any bank, bank holding company, savings bank, savings and loan association, trust company, credit union, mortgage banker or mortgage broker, broker or placement agent for any other type of loan, consumer or commercial credit lender, factoring business, or other retail or wholesale lender or deposit taking entity or any lending or deposit taking facility of the type operated by those entities referred to (including, without limitation, a loan production facility, whether or not designated as such) or any discount brokerage organization. As used herein "deposit" shall mean:

         (a) deposits (as that term is used in Regulation Q of the Board of Governors of the Federal Reserve system, 12 C.F.R. 217 et sec., or the rules of the Depository Institutions Deregulation Committee, 12 C.F.R. 1204 et seq., [i.e., commercial banks. non-bank banks, and savings banks];

         (b) accounts (as the term is used in the regulations of the Federal Home Loan Bank Board and the Federal Savings and Loan Insurance Corporation.. 12 C.F.R. 561.1 et. seq., [i.e.. savings and loan associations];

         (c) share accounts, share draft accounts, share certificate accounts, or deposits (as those terms are used in the regulations of the National Credit Union Administration. [C.F.R. 745.et seq., and 12 C.F.R. 701. )5 et seq.,[i.e. credit unions]; or

         (d) accounts or deposits of a similar nature insured by other state or federally chartered organizations, the primary purpose of which is insurance of accounts or deposits; or any successors to any of the foregoing organizations or regulations referred to above.

Tenant's failure to restore any of the Security Deposit used by Landlord within ten (10) days of Landlord's request for same shall be an act of default hereunder. In the event this Security Deposit shall not be utilized for any purposes herein permitted and provided Tenant is not in default at the expiration of the Lease Tenn or any Option Term as applicable, then each Security Deposit shall be returned by Landlord to Tenant within thirty (30) days after the expiration of the Lease Term or Option Term, as applicable. Landlord shall pay Tenant interest on said Security Deposit.

         Upon execution of the lease, the payment of the security deposit and proof of liability insurance in the amount of $3,000,000.00, naming the Landlord as an additional insured, the Tenant shall have a right of entry onto the Leased Premises as of October 13, 1998.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seal to be hereto affixed, on the day and year directly adjacent to their respective signatures.

STATE OF NEW JERSEY:
                         SS"
COUNTY OF_______________

BE IT REMEMBERED, That on this day of 1998, before me, the subscriber, personally appeared who, I am satisfied, is the person who signed the within Instrument, and (s)he acknowledged that (s)he signed, caused (if applicable) to be sealed with the corporate seal and delivered the same as such officer or partner aforesaid, and that the within Instrument is the voluntary act and deed of such corporation or partnership, made by virtue of authority of the corporate Board of Directors or such partnership.

STATE OF NEW JERSEY:
                         SS.
COUNTY OF _______________

BE IT REMEMBERED, That on this 1998, before me the subscriber. personally appeared Financial Corporation, who I am satisfied, is the person who signed thhe acknowledged that (s)he signed. caused and delivered the same as such officer aforesaid and that the within Instrument is the voluntary act and deed of such corporation, made by virtue of authority of its Board of Directors..

                                    ADDENDUM
                                    --------

         The Lease Agreement by and between LAWRENCEVILLE ASSOCIATES and VILLAGE FINANCIAL CORPORATION dated October 22, 1998 regarding the property located at 590 Lawrence Square Boulevard, Lawrenceville, New Jersey (the "Lease") is hereby amended as follows:

          a. The first page of the Lease is revised to include the property address, 590 Lawrence Square Boulevard, Lawrenceville, New Jersey.

          b. Section 1 of the Lease is revised to remove the reference to the buildings "...to be constructed by the Landlord..." inasmuch as Village Bank will operate from Building 1, a fully constructed building previously operated as a branch bank.

          c. Section 4 of the Lease is revised to indicate the amount of the rent during the preliminary term, deleting any reference to the previous Summit Lease. The first sentence of Section 4 will now state:
          "Village Financial Corporation/Village Bank will pre-pay its base rent from November 1, 1998 through December 31, 1999 in the amount of $69,867.25 and will pay $5,064.27 per month thereafter through May 31, 2000." The remaining terms of the rent from June 1, 2000 forward remain in full force and effect.

          d. The references to "intentionally omitted" exhibits within the lease are removed. The exhibits are re-lettered such that the floor plan is at Exhibit A, the designated parking spaces is at Exhibit B, the BOMA Standards is at Exhibit C, the Subordination, Recognition and Non-Disturbance Agreement is at Exhibit D and the Financial Institution definition is at Exhibit E.

Dated:
       ----------------


LAWRENCEVILLE ASSOCIATES                         VILLAGE FINANCIAL CORPORATION


BY:                                              BY:
   ------------------------------                   ----------------------------